Exhibit 10.37

SUBSCRIPTION AGREEMENT

Applied DNA Sciences, Inc.
25 Health Sciences Drive, Suite 215
Stony Brook,  New York 11790

Gentlemen and Ladies:

The undersigned (the “Subscriber”) hereby subscribes for 35,576,568 shares (the “Shares”) of common stock, par value $0.001 per share (“Common Stock”) of Applied DNA Sciences, Inc., a Delaware corporation (the “Company”) at a cash purchase price per share of $0.04336, for an aggregate purchase price of $1,542,600.

1.             Subscription. Subject to the terms and conditions hereof, the Subscriber agrees to pay $1,542,600 by check or wire transfer of immediately available funds as consideration for the Subscriber’s Shares.  The Subscriber tenders herewith a check made payable at the direction of the Company or wire transfer, in the amount of $1,542,600.  The Subscriber acknowledges and agrees that this subscription is irrevocable by the Subscriber but is subject to acceptance by the Company.

2.             Subscription Compliance.  The Subscriber agrees that this subscription is subject to the following terms and conditions:

The Company shall have the right, in its sole discretion, to: (i) accept or reject this subscription; (ii) determine whether this Subscription Agreement has been properly completed by the Subscriber and (iii) determine whether the Subscriber has met all of the Company’s requirements for investment in the Shares.  If the Company deems this subscription to be defective, deficient or otherwise non-compliant with the terms of this offering, the Subscriber’s funds will be returned promptly to the Subscriber without interest or deduction.

3.             Subscriber Protection.

a.  In the event that the Company issues shares of Common Stock to investors other than General American Company or its affiliates (“General American”) within four months of the date of this subscription at a cash purchase price per share less than $0.04336 (a “Subsequent Issuance”), the Company shall issue to the Subscriber such amount of additional shares of Common Stock such that the Subscriber will have received a total amount of shares of Common Stock equal to the amount of shares of Common Stock the Subscriber would have received if the cash purchase price per share pursuant to this Subscription Agreement was equal to the price paid per share of Common Stock by investors in the Subsequent Issuance (the “Adjusted Price Per Share”).  For the avoidance of doubt, the number of additional shares of Common Stock to be issued by the Company to the Subscriber shall be the difference between the number of shares of Common Stock the Subscriber would have received at the Adjusted Price Per Share less the Shares purchased pursuant to this Subscription Agreement.

b.  Subject to the last sentence of this section and except in connection with the proposed transaction with General American as set forth in Section 3c below, in the event the Company sells shares of its Common Stock or securities convertible into shares of Common Stock in a third party financing (“Offered Securities”), the Subscriber shall have the right to purchase that portion of the Offered Securities as the number of shares of Common Stock or securities convertible into Common Stock then held by Subscriber bears to the total number of shares of Common Stock of the Company on a fully-diluted basis (“Pro Rata Share”). Such purchase shall be at the price and on such other terms as shall have been or shall propose to have been issued to such third party investors which shall have been specified by the Company in writing or e-mail transmission delivered to Subscriber (“Notice”). Subscriber shall have ten (10) days subsequent to receipt of the Notice to notify the Company whether Subscriber chooses to purchase its Pro Rata Share (or portion thereof) of the Company’s issuance. Such purchase, if any, shall be completed within five (5) days after Subscriber’s notification to the Company. The Subscriber’s rights in this section shall not apply to Common Stock issued as a stock dividend, shares of capital stock or securities convertible thereto issued to employees, officers, directors or consultants,  securities issued pursuant to the acquisition of another entity by the Company by merger or purchase of substantially all of such entity’s stock or assets if such acquisition is approved by the Board of Directors, any securities issued in connection with a strategic partnership, joint venture or other similar agreement approved by the Board of Directors, securities issued in connection with a bank loan or lease with a financial institution, or capital stock issued pursuant to convertible securities outstanding on the date hereof. The right set forth herein shall only take effect if Subscriber hereby purchases five percent (5%) or more of the then issued and outstanding shares of the Company’s Common Stock (including on an as-converted basis any securities convertible into the Company’s Common Stock) and shall terminate when Subscriber no longer holds five percent (5%) of the then issued and outstanding shares of the Company’s Common Stock (including on an as-converted basis any securities convertible into the Company’s Common Stock).

c.  In the event prior to December 31, 2012, the Company enters into a financing transaction with General American whereby the Company issues equity and/or debt securities (“Securities”) to General American, Subscriber shall have the right to exchange the Shares for the same Securities issued to General American at the same price and upon exactly the same terms and conditions as General American’s investment.  Such exchange right must be exercised by Subscriber within ten days of the Company’s notice to Subscriber and be contingent upon Subscriber’s simultaneous surrender and cancellation of the Shares subscribed for hereunder.

4.             Receipt of Information.

a.
The Subscriber and Subscriber’s purchaser representative, if any, have received a copy of the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and current reports on Form 8-K, if any.  The Subscriber, either alone or together with Subscriber’s purchaser representative, if any, have such knowledge and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the Company.  Except for the substance of the disclosure set forth in Section 5 below and as otherwise disclosed in the Company’s Form 10-Q for the quarter ended March 31, 2012, since March 31, 2012, there has been no material adverse change in the business, properties, or results of operations of the Company.

b.
The Subscriber and Subscriber’s representative, if any, have had the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the offering of the Shares by the Company and to obtain any additional information Subscriber has requested which is necessary to verify the accuracy of the information furnished to the Subscriber concerning the Company and such offering.

5.      Litigation Disclosure and Agreement by Subscriber.

On June 6, 2012, a complaint for patent infringement was filed against the Company by Smartwater, Ltd. in the United States District Court for the District of Massachusetts in an action  entitled Smartwater, Ltd. v. Applied DNA Sciences, Inc., No. 1:12-cv-11009-PBS.  The complaint alleges that the Company infringed one or more claims under two of plaintiff’s patents by selling or offering for sale, manufacturing and using certain of the Company’s products, by inducing others to infringe and by contributing to infringement by others.  The plaintiff seeks injunctive relief as well as awards of damages and attorneys’ fees.   The Company has not yet been served with the complaint.  The Company believes that none of its products infringed any claims under either of plaintiff’s patents and moreover notes that one of plaintiff’s patents has expired.  The Company denies the allegations in the complaint, believes they are without merit  and intends to defend the action vigorously.

Subscriber understands and acknowledges that the Company hasn’t yet made a public disclosure regarding the foregoing litigation.  Accordingly, Subscriber agrees that he will keep the foregoing disclosure confidential and will not trade in the Company’s Common Stock on the open market or engage in hedging transactions at least until such time as a public disclosure of the foregoing litigation is made.

6.             Representations of Subscriber. In connection with the purchase of the Shares, the Subscriber hereby represents and warrants to the Company as follows:

a.	The Subscriber is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Act.

b.
The Shares are being purchased for the Subscriber’s own account without the participation of any other person, with the intent of holding the Shares for investment and without the intent of participating, directly or indirectly, in a distribution of the Shares and not with a view to, or for a resale in connection with, any distribution of the Shares or any portion thereof, nor is the undersigned aware of the existence of any distribution of the Company’s securities.  Furthermore, the undersigned has no present intention of dividing such Shares with others or reselling or otherwise disposing of any portion of such Shares, either currently or after the passage of a fixed or determinable period of time, or upon the occurrence or nonoccurrence of any predetermined event or circumstance.

c.
The Subscriber has no need for liquidity with respect to his purchase of the Shares and is able to bear the economic risk of an investment in the Shares for an indefinite period of time and is further able to afford a complete loss of such investment.

d.	The Subscriber represents that his financial commitment to all investments (including his investment in the Company) is reasonable relative to his net worth and liquid net worth.

e.	The Subscriber recognizes that the Shares will be sold to the Subscriber without registration under any United States federal or other law relating to the registration of securities for sale.

f.
The Subscriber is aware that any resale of the Shares cannot be made except in accordance with the registration requirements of the United States Securities Act of 1933, as amended (the “Securities Act”) or an exemption therefrom.

g.
The Subscriber represents and warrants that all offers and sales of the Shares shall be made pursuant to an exemption from registration under the Act or pursuant to registration under the Act, and the Subscriber will not engage in any hedging or short selling transactions with regard to the Shares.

h.
The Subscriber is not acquiring the Shares based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Shares but rather upon an independent examination and judgment as to the prospects of the Company.

i.
The Subscriber understands that the Company is an early stage company, has limited operating funds and has a limited operating history.  The Subscriber appreciates and understands the risks involved with investing in a Company with a limited operating history and has read and understands the risk factors and other information set forth in the Company’s Annual Report on Form 10-K, filed on December 9, 2011 and Quarterly Reports on Form 10-Q for the quarterly periods ended December 31, 2011 filed on February 14, 2012 and March 31, 2012 filed on May 15, 2012.  These reports and any future filings made with the SEC under Section 15(d) of the Securities Exchange Act of 1934, as amended, can be obtained by visiting the Securities and Exchange Commission’s website at http://www.sec.gov.  The Subscriber agrees that it is not relying on any other written information which may have been provided by the Company.

j.
The Subscriber represents, warrants and agrees that it will not sell or otherwise transfer the Shares without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the Subscriber must bear the economic risk of its purchase because, among other reasons, the Shares have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available.  In particular, the Subscriber is aware that the Shares are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met.

k.
The Company, by and through itself and/or legal counsel, has made no representations or warranties as to the suitability of the Subscriber’s investment in the Company, the length of time the undersigned will be required to own the Shares, or the profit to be realized, if any, as a result of investment in the Company.  Neither the Company nor its counsel has made an independent investigation on behalf of the Subscriber, nor has the Company, by and through itself and counsel, acted in any advisory capacity to the Subscriber.

l.
The Company, by and through itself and/or legal counsel, has made no representations or warranties that the past performance or experience on the part of the Company, or any partner or affiliate, their partners, salesmen, associates, agents, or employees or of any other person, will in any way indicate the predicted results of the ownership of the Shares.

m.
The Company has made available for inspection by the undersigned, and his purchaser representative, if any, the books and records of the Company. Upon reasonable notice, such books and records will continue to be made available for inspection by investors upon reasonable notice during normal business hours at the principal place of business of the Company.

n.	The Shares were not offered to the Subscriber by means of publicly disseminated advertisement or sales literature, nor is the Subscriber aware of any offers made to other persons by such means.

o.
All information which the Subscriber has provided to the Company concerning the Subscriber is correct and complete as of the date set forth at the end of this Subscription Agreement, and if there should be any material adverse change in such information prior to receiving notification that this subscription has been accepted, the undersigned will immediately provide the Company with such information.

7.             Agreements of Subscriber.  The Subscriber agrees as follows:

a.
The sale of the Shares by the Company has not been recommended by any United States federal or other securities commission or regulatory authority. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this Subscription Agreement.

b.
The Shares will not be offered for sale, sold, or transferred other than pursuant to: (i) an effective registration under the Act or in a transaction otherwise in compliance with the Act; and (ii) evidence satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws.

c.
The Company is under no obligation to register the Shares or to comply with any exemption available for sale of the Shares without registration, and the information necessary to permit routine sales of securities of the Company under Rule 144 of the Act may not be available when you desire to resell them pursuant to Rule 144 of the Act. The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Shares.  The Company is required to file periodic reports with the Securities and Exchange Commission pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended.

d.
The Company may, if it so desires, refuse to permit the transfer of the Shares unless the request for transfer is accompanied by an opinion of counsel acceptable to the Company to the effect that neither the sale nor the proposed transfer will result in any violation of the Act or the applicable securities laws of any other jurisdiction.

e.
A legend indicating that the Shares have not been registered under such securities laws and referring to the restrictions and transferability of the Shares may be placed on the certificates or instruments delivered to the Subscriber or any substitutes thereof and any transfer agent of the Company may be instructed to require compliance therewith.

8.             Closing.  The Subscriber understands and agrees that the Company intends to issue the Shares upon receipt by the Company of this Subscription Agreement, together with the Subscriber’s funds and certain other documents to be delivered to the Company by Subscriber.  The Subscriber further understands that there may be conditions to closing this subscription which if not met may result in the return of this subscription hereunder.

9.             Indemnification of the Company. The undersigned understands the meaning and legal consequences of the representations and warranties contained herein, and hereby agrees to indemnify and hold harmless, the Company, its respective agents, officers, managers and affiliates from and against any and all damages, losses, costs and expenses (including reasonable attorneys’ fees) which they or any of them may incur by reason of the failure of the Subscriber to fulfill any of the terms of this Subscription Agreement, or by reason of any breach of the representations and warranties made by the Subscriber herein, or in any document provided by the Subscriber to the Company.

10.           Representative Capacity. If an investment in the Company is being made by a corporation, partnership, trust or estate, the undersigned individual signing on behalf of the Subscriber, represents that he has all right and authority, in his capacity as an officer, managing member, trustee, executor or other representative of such corporation, trust or estate, as the case may be, to make such decision to invest in the Company and to execute and deliver this Subscription Agreement on behalf of such corporation, trust or estate as the case may be, enforceable in accordance with its terms.

11.           Subscription Not Revocable. The undersigned hereby acknowledges and agrees that the undersigned is not entitled to cancel, terminate or revoke this Subscription Agreement or any agreements of the undersigned hereunder and that this Subscription Agreement shall survive the dissolution, death or disability of the undersigned.

12.           Restrictions on Transferability. The undersigned understands and agrees that the Shares shall not be sold, pledged, hypothecated or otherwise transferred unless the Shares are registered under the Act and applicable state securities laws or an exemption from such registration is available.

13.           Governing Law. This Subscription Agreement is being delivered and is intended to be performed in the State of New York, and shall be construed and enforced in accordance with, and the law of such state shall govern the rights of parties.

14.           Numbers and Gender. In this Agreement, the masculine gender includes the feminine gender and the neuter and the singular includes the plural, where appropriate to the context.

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APPLIED DNA SCIENCES, INC.
SIGNATURE PAGE TO
QUESTIONNAIRE AND SUBSCRIPTION AGREEMENT

                    Your signature on this Signature Page evidences your agreement to be bound by the Questionnaire and the Subscription Agreement.

                    The undersigned represents that (a) he/she has read and understands this Subscription Agreement, (b) the information contained in this Questionnaire is complete and accurate and (c) he/she will contact the Company immediately if any material change in any of this information occurs before the acceptance of his/her subscription and will promptly sent the Company written confirmation of such change.

                    Subscriber hereby elects to subscribe under the Subscription Agreement for a _______________ shares of common stock at a cash purchase price of $____ per share, for an aggregate purchase price of $_____________ and executes the Subscription Agreement.

                    IN WITNESS WHEREOF, the undersigned has executed this Questionnaire and Subscription Agreement on the date set forth below.

Date of Execution: June__, 2012

FOR INDIVIDUALS:

(Print Name)

Dated: ________, 2012
(Signature)

FOR CORPORATIONS:

Name of Company

Executive Officer of Company

Dated: _________, 2012
Signature of Officer

FOR PARTNERSHIPS:

ABARTA Partners I
Name of Partnership

John F. Bitzer, III – Administrator

Name of Partner executing
Questionnaire

Dated: _________, 2012

Signature of Partner
executing Questionnaire

FOR TRUSTS:

Name of Trust

Name of Authorized Trustee
Executing Questionnaire

Dated: _________, 2012

Signature of Authorized
Trustee

FOR QUALIFIED PENSION PLANS:

Name of Qualified Pension Plan

and

Name of Plan Fiduciary
executing Questionnaire

Dated: _________, 2012

Signature of Plan Fiduciary
executing Questionnaire

or

Name of Plan Beneficiary
executing Questionnaire

or
Dated: _________, 2012

Signature of Plan Beneficiary
executing Questionnaire

APPROVED THIS ____ DAY OF June __, 2012

APPLIED DNA SCIENCES, INC.

By:
Name:
Title: